July 9, 2014

O’SHAUGHNESSY ALL CAP CORE FUND
O’SHAUGHNESSY ENHANCED DIVIDEND FUND
O’SHAUGHNESSY SMALL/MID CAP GROWTH FUND

(each a “Fund”, collectively the “Funds”)

Class A
Class C
Class I

Each a series of Advisors Series Trust

Supplement dated July 9, 2014 to the Statement of
Additional Information (“SAI”) dated November 28, 2013

Effective immediately, the following language is added to page 61 of the SAI, immediately before the section entitled “Distributions and Tax Information,” and any reference to share classes having no conversion rights is hereby deleted:

Conversion Feature

If consistent with your financial intermediary’s program, Class A shares and Class C shares of a Fund that have been purchased by a financial intermediary on behalf of clients participating in (i) 401(k) plans, Section 457 deferred compensation plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans or (ii) investment programs in which the clients pay an all-inclusive fee, such as a wrap fee, or other fee-based program, may be converted into Class I shares of same Fund if the financial intermediary satisfies any then-applicable eligibility requirements for investment in Class I shares of the Fund.  Any such conversion will be effected at net asset value without the imposition of any fee or other charges by the Fund.   Please contact your financial intermediary about any fees that it may charge.  A conversion from Class A or Class C shares of a Fund to Class I shares of the same Fund is not expected to result in realization of a capital gain or loss for federal income tax purposes.

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Please retain this Supplement with your SAI for future reference.